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                                                                   EXHIBIT 10.44


                              AFFILIATE AGREEMENT


         This Affiliate Agreement (this "Agreement") is entered into as of July 6, 1998, by and between GENE LOGIC INC., a Delaware corporation ("Parent"), and the undersigned affiliate ("Affiliate") of ONCORMED, INC., a Delaware corporation (the "Company").

                                    RECITALS

         A. Pursuant to that certain Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of July 6, 1998, by and among Parent, GENE LOGIC ACQUISITION CORP., a Delaware corporation ("Merger Sub") and the Company, the Company will merge with and into Merger Sub (the "Merger").

         B. As a result of the Merger, the stockholders of the Company will receive shares (the "Shares") of Parent Common Stock (as defined in the Merger Agreement). Affiliate understands that he, she or it may be deemed an "affiliate" of the Company as such term is used in paragraphs (c) and (d) of Rule 145 ("Rule 145") under the Securities Act of 1933, as amended (the "Act"), and as such Affiliate may only transfer, sell or dispose of Shares in accordance with this Agreement and Rule 145.

         C. Affiliate understands that the representations, warranties and covenants set forth herein will be relied upon by Parent, Merger Sub and the Company, and their respective counsel.

                                   AGREEMENT

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given them in the Merger Agreement.

         2.      Affiliate represents, warrants, understands and agrees that:

                 (a) Affiliate has the requisite power and capacity to execute and deliver this Agreement and to make the representations, warranties and agreements herein and to perform Affiliate's obligations hereunder;

                 (b) Affiliate has carefully read this Agreement and has discussed the terms hereof with counsel, to the extent Affiliate felt necessary, the requirements, limitations and restrictions on Affiliate's ability to sell, transfer or otherwise dispose of the Shares Affiliate may receive upon the consummation of the Merger and fully understands the requirements, limitations and restrictions this Agreement places upon Affiliate's ability to transfer, sell or otherwise dispose of such Shares;

                 (c) If Affiliate has executed any other agreement in connection herewith (the "Other Agreements"), Affiliate understands and agrees to abide by all restrictions contained therein;



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                 (d)      Affiliate will not sell, pledge, transfer or
otherwise dispose of any of the Shares held by Affiliate unless at such time either (i) such transfer shall be in conformity with the provisions of Rule 145, (ii) Affiliate shall have furnished to Parent an opinion of counsel reasonably satisfactory to Parent, to the effect that no registration under the Act would be required in connection with the proposed offer, sale, pledge, transfer or other disposition or (iii) a registration statement under the Act covering the proposed offer, sale, pledge, or other disposition shall be effective under the Act; and

                 (e) Affiliate is the beneficial owner of the Company Common Stock, Company Preferred Stock, Company Options and/or Company Warrants set forth below, or, if not set forth below, that Affiliate is not the beneficial owner of any Company Common Stock, Company Preferred Stock, Company Options or Company Warrants.

         3. Affiliate understands and agrees that, except as set forth in the Merger Agreement, Parent is under no obligation to register the sale, transfer or other disposition of the Shares or to take any other action necessary in order to make compliance with an exemption from registration available.

         4. Each party hereto acknowledges that (i) it will be impossible to measure in money the damage to Parent if Affiliate fails to comply with any of the obligations imposed by this Agreement, (ii) every such obligation is material and (iii) in the event of any such failure, Parent will not have an adequate remedy at law or damages and, accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is an appropriate remedy for any such failure.

         5. This Agreement is made under, and shall be construed and enforced in accordance with, the laws of the State of Delaware applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law. In any action between or among any of the parties, whether arising out of this Affiliate Agreement or otherwise: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in Maryland; (b) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in Montgomery County, Maryland; (c) each of the parties irrevocably waives the right to trial by jury; and (d) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address appearing under such party's name on the signature page hereto.

         6. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party hereto unless made in writing and signed by both parties hereto. The parties hereto waive their right to a trial by jury in any action at law or suit in equity based upon, or arising out of, this Agreement or the subject matter hereof.

         7. This Agreement shall be binding upon, enforceable by and inure to the benefit of the parties named herein and their respective successors; this Agreement may not be assigned by any party without the prior written consent of Parent. Any attempted assignment not in





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compliance with this paragraph shall be void and have no effect.
Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective heirs, successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         8. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.





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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.


                              GENE LOGIC INC.

                              By:
                                  ----------------------------------------

                              --------------------------------------------
                              Print Name and Title

                              Address:  708 Quince Orchard Road
                                        Gaithersburg, Maryland  20878


                              AFFILIATE

                              --------------------------------------------

                              --------------------------------------------
                              Print Name, and Title (if applicable)

                              Address:
                                       -----------------------------------

                              --------------------------------------------

                              Shares of Company Common
                              Stock Beneficially Owned:
                                                        ------------------

                              Shares of Company Preferred
                              Stock Beneficially Owned:
                                                        ------------------

                              Shares of Company Common
                              Stock Subject to Company Options:
                                                                -------------

                              Shares of Company Common
                              Stock Subject to Company Warrants:
                                                                -------------





                             [AFFILIATE AGREEMENT]